UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) September 19, 2011

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	001-34953	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2011, SRI/Surgical Express, Inc. (“SRI”) amended its employment agreement with Gerald Woodard, SRI’s Chief Executive Officer, and its retention agreements with the following named executive officers:

•	Mark Faris, SRI’s Vice President, Chief Financial Officer and Secretary,

•	William Braun, SRI’s Senior Vice President of Operations, and

•	David J. McGuire, SRI’s Senior Vice President of Sales.

Copies of the foregoing amendments are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by this reference. The summary of the amendments included below is qualified in its entirety by reference to the text of the amendments.

Mr. Woodard’s employment agreement previously included a “Good Reason” concept, pursuant to which he will receive the severance payments specified in his employment agreement if SRI materially and adversely changes either his compensation or his position and duties during the year following a change of control. The amendment to Mr. Woodard’s employment agreement expands the definition of “Good Reason” so that Mr. Woodard will also receive the severance payments specified in his employment agreement if SRI requires Mr. Woodard to relocate more than 50 miles from his current location during the year following a change of control.

The amendments to the retention agreements add the same “Good Reason” concept that is included in Mr. Woodard’s employment agreement. Under the revised retention agreements, if the officer resigns for Good Reason, he will receive the severance payments specified in his retention agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Employment Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and Gerald Woodard.

10.2	First Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and Mark Faris.

10.3	First Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and William Braun.

10.4	Third Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and David J. McGuire.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: September 23, 2011	By:	/s/ Mark R. Faris
Mark R. Faris
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Employment Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and Gerald Woodard.

10.2	First Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and Mark Faris.

10.3	First Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and William Braun.

10.4	Third Amendment to Retention Agreement as of September 19, 2011, between SRI/Surgical Express, Inc. and David J. McGuire.